UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2013 (November 1, 2012)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number of principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 6, 2012, Walter Investment Management Corp. (the “Company”) filed a Current Report on Form 8-K, reporting, among other things, that pursuant to the terms of a Stock Purchase Agreement, dated as of August 31, 2012 (as amended), by and among the Company, Reverse Mortgage Solutions, Inc. (“RMS”), JAM Special Opportunities Fund, L.P., as a stockholder seller and as the sellers’ representative, and the other stockholder sellers listed on the signature pages thereto, the Company would acquire all of the outstanding stock of RMS (the “Acquisition”). On November 7, 2012, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”), reporting that the Acquisition had closed on November 1, 2012 and, incorporating by reference from the Company’s Current Report on Form 8-K filed on October 15, 2012, the audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 and the unaudited consolidated balance sheets of RMS as of June 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012.

As permitted under Item 9.01 of Form 8-K, the Company indicated in the Original Form 8-K that it would file the financial statements and pro forma financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed. This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

In connection with the Acquisition, the following financial statements are filed as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated herein by reference.

(i)	audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010, and the report of RMS’ independent registered public accounting firm dated October 15, 2012; and

(ii)	unaudited consolidated balance sheets of RMS as of September 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the nine months ended September 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2012.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information with respect to the Acquisition is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

(i)	unaudited pro forma condensed combined balance sheet as of September 30, 2012;

(ii)	unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012; and

(iii)	unaudited pro forma condensed combined statement of operations for the year ended December 31, 2011.

(d)	Exhibits

Exhibit Number	Description

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).

99.2	Unaudited consolidated balance sheets of RMS as of September 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the nine months ended September, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2012

99.3	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary

Date: January 17, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated balance sheets of RMS as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 2012 (File No. 001-13417)).

99.2	Unaudited consolidated balance sheets of RMS as of September 30, 2012 and December 31, 2011, and the related consolidated statements of operations and cash flows for the nine months ended September, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2012

99.3	Unaudited pro forma condensed combined financial information